UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2004

ActivCard Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50223	45-0485038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California		94555
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

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Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 2, 2004, ActivCard Corp. (“ActivCard” or the “Company”) received notice from Deloitte & Touche LLP (“Deloitte”) that Deloitte was resigning as the Company’s independent registered public accounting firm, effective immediately. ActivCard had engaged Deloitte as its independent registered public accounting firm in December 2001. The Audit Committee of ActivCard’s Board of Directors has begun the process of identifying and selecting a new independent registered accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2004. The Company has authorized Deloitte to respond fully to successor auditor inquires.

The reports of Deloitte on ActivCard’s financial statements for the last two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that Deloitte’s opinion for the year ended December 31, 2002 included explanatory paragraphs relating to the Company’s adoption of Statement of Financial Accounting Standard No. 142, “Goodwill and Intangible Assets” and the restatement of the Company’s consolidated financial statements for the year ended December 31, 2001, to account for certain activities of Authentic8 as a discontinued operation.

During the Company’s two most recent fiscal years and the subsequent interim periods, there were no disagreements between ActivCard and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

During the Company’s two most recent fiscal years and the subsequent interim periods, none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred, except that in August 2004, Deloitte informed the Audit Committee that Deloitte believed that the financial closing and reporting process in the second quarter represents a significant deficiency in internal control. Specifically, the significant deficiency related to the Company not following a systematic closing and review process, the process associated with the transition of the finance function from Canada to Fremont, California, and the timing of the financial closing for the quarter ended June 30, 2004.

ActivCard has provided to Deloitte a copy of this disclosure and has requested Deloitte to furnish ActivCard with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the statements made by ActivCard in this report. Deloitte’s letter is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated September 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActivCard Corp.
(Registrant)

Date September 9, 2004	/s/ Ben Barnes
Ben C. Barnes
Chief Executive Officer